UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):     April 25, 2006

INSITUFORM TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-10786	13-3032158
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Spirit 40 Park Drive, Chesterfield, Missouri	63005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number,
including area code        (636) 530-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

On April 26, 2006, the Board of Directors of Insituform Technologies, Inc. (the “Company”) authorized and approved the following actions with respect to the compensation of the Company’s directors in connection with their service on the Board during the 2006-2007 period: (1) the payment of a $92,000 cash retainer and an award of 5,700 deferred stock units to Alfred L. Woods, the Chairman of the Board; and (2) to each non-employee director of the Company, other than Mr. Woods, (a) a $27,000 cash retainer payment, (b) an award of 3,200 deferred stock units and (c) an additional cash payment for his or her service on Board committees in the amounts set forth below, as applicable:

	Chair	Member
Board Committee	Compensation	Compensation
Audit Committee	$19,000	$13,000
Compensation Committee	$15,000	$9,000
Corporate Governance & Nominating Committee	$15,000	$9,000
Strategic Planning Committee	$15,000	$9,000

Item 2.02. Results of Operations and Financial Condition.

The Company issued an earnings release on April 25, 2006, to announce its financial results for the first quarter ended March 31, 2006. A copy of the April 25, 2006 earnings release is furnished herewith as Exhibit 99.1. On April 27, 2006 the Company held a conference call in connection with its April 25, 2006 earnings release. A transcript of the conference call is furnished herewith as Exhibit 99.2.

The information under Item 2.02 in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(c) The following exhibits are filed as part of this report:

Exhibit Number	Description
10.1	Form of Deferred Stock Unit Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated and filed May 4, 2005).
99.1	Earnings Release of Insituform Technologies, Inc., dated April 25, 2006, filed herewith.
99.2	Transcript of Insituform Technologies, Inc.’s April 27, 2006 conference call, filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INSITUFORM TECHNOLOGIES, INC.

                      By: /s/ David F. Morris
                        David F. Morris
                        Vice President, General Counsel and Secretary

Date: May 1, 2006

INDEX TO EXHIBITS

These exhibits are numbered in accordance with the Exhibit Table of Item 6.01 of Regulation S-K.

Exhibit	Description
10.1	Form of Deferred Stock Unit Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K dated and filed May 4, 2005).
99.1	Earnings Release of Insituform Technologies, Inc., dated April 25, 2006.
99.2	Transcript of Insituform Technologies, Inc.’s April 27, 2006 conference call.